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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Annual Report of Nuevo Energy Company 401(k) Retirement Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Janet F. Clark, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 14, 2003                        By: /s/ Janet F. Clark
      -------------                            -------------------------
                                               Janet F. Clark
                                               Senior Vice President and
                                               Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Nuevo Energy Company and will be retained by Nuevo Energy Company and furnished to the Securities and Exchange Commission or its staff upon request.


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